Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

June 13, 2007

VCG Holding Corp Announces Results of Annual Shareholder’s Meeting

DENVER—(BUSINESS WIRE)—June 13, 2007—VCG Holding Corp. (AMEX: PTT),

VCG Holding Corp., a leading owner, operator and consolidator of adult nightclubs, announced that on June 12, 2007, it held it’s Annual Meeting of Shareholders. For more information on the following proposals, see the Company’s proxy statement dated May 24, 2007, the relevant portions of which are incorporated herein by reference.

In connection with the Annual Meeting, June 12, 2007, tabulated proxies representing 15,622,367 shares, or 93.2%, of the total outstanding shares voted in the following manner:

Proposal 1:	The election of directors.

	FOR	WITHHELD
Nominees:

Troy H. Lowrie	15,426,238	2,380

Michael L. Ocello	15,426,238	2,380

Robert J. McGraw, Jr	15,426,238	2,380

Rand E. Kruger	15,019,987	602,380

Allan S. Rubin	15,426,238	2,380

Edward Bearman	15,426,238	2,380

Martin A. Grusin	15,618,287	4,080

Proposal 2:	Ratification of the appointment of Causey Demgen & Moore, Inc. as the company’s independent certified public accountants.

15,352,975 shares voting for (representing 99.27%)

     248,142 shares voting against (representing 1.7%)

       21,250 shares abstaining.

Proposal 3:	Ratification of February 2, 2007 private placement of 3,000,000 shares of common stock at a price below the then market value of common stock representing more than 20% of outstanding common stock.

15,591,582 shares voting for (representing 99.9%)

       10,035 shares voting against (representing 0.01%)

       20,750 shares abstaining.

About VCG Holding Corp.

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns twelve adult nightclubs and one upscale dance lounge. The clubs are located in Indianapolis, St. Louis, Denver, Colorado Springs, Raleigh, Minneapolis, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2006, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Donald W Prosser, CFO

VCG Holding Corporation

390 Union Blvd, Suite 540

Lakewood, Colorado 80228
Telephone	303.934.2424
Facsimile	303-922.0746
Email:	tlowrie@vcgh.com
dprosser@vcgh.com